                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Filed by the Registrant [X]

                 Filed by a party other than the Registrant [ ]

                 Check the appropriate box:

                 [ ] Preliminary Proxy Statement

                 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 [X] Definitive Proxy Statement

                 [ ] Definitive Additional Materials

                 [ ] Soliciting Material Pursuant to Section 240.14a-12

             -------------------------------------------------------

                         LEXINGTON PRECISION CORPORATION

                (Name of Registrant as Specified in Its Charter)

             -------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:
                 N/A

             (2) Aggregate number of securities to which transaction applies:
                 N/A

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1) N/A

             (4) Proposed maximum aggregate value of transaction: N/A

             (5) Total fee paid: N/A

                 (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:

             (2) Form, Schedule or Registration Statement No.:

             (3) Filing Party:

             (4) Date Filed:

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2004

         Notice is hereby given that the Annual Meeting of Stockholders of LEXINGTON PRECISION CORPORATION (the "Company") will be held at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, New York, on Tuesday, May 18, 2004, at 10:30 A.M., for the purpose of considering and acting upon the following matters:

         1. The election of six directors by the holders of Common Stock and $8 Cumulative Convertible Preferred Stock, Series B, as set forth in the accompanying Proxy Statement;

         2. The ratification of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2004; and

         3. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on April 8, 2004, as the record date for determining the stockholders of the Company entitled to receive notice of and to vote at the meeting and any adjournments thereof.

         PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                         By Order of the Board of Directors,

                                         Dennis J. Welhouse
                                         Secretary

April 20, 2004
New York, New York

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2004

         This Proxy Statement is being mailed to stockholders on or about
April 22, 2004, in connection with the solicitation by the Board of Directors of LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting of stockholders of the Company to be held on May 18, 2004 (the "Annual Meeting"). Accompanying this Proxy Statement are the Notice of Annual Meeting of Stockholders and a form of proxy for such meeting and a copy of the Company's Annual Report for the year ended
December 31, 2003, which contains financial statements and related data.

         All proxies that are properly completed, signed, and returned to the Company in time will be voted in accordance with the instructions thereon. Proxies may be revoked prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of preparing and mailing the accompanying form of proxy and related materials and the cost of soliciting proxies will be borne by the Company. The Company has requested brokers, custodians, and other like parties to distribute proxy materials to the beneficial owners of shares and to solicit their proxies and will reimburse such persons for their services in doing so. Without additional compensation, officers and regular employees of the Company may solicit proxies personally or by telephone. The cost of additional solicitation incurred other than by use of the mails is estimated not to exceed $3,000.

         Only stockholders of record at the close of business on the record date, April 8, 2004, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the record date, there were outstanding 4,931,767 shares of the Company's common stock, $0.25 par value (the "Common Stock"), and 3,300 shares of its $8 Cumulative Convertible Preferred Stock, Series B, $100 par value (the "Series B Preferred Stock"), each entitling the holder thereof to one vote. The holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock present in person or represented by proxy, voting together, will constitute a quorum for all matters before the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together, is required for the election of the six directors. All other matters require the affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from the election of directors will be counted to determine the presence or absence of a quorum for the transaction of business at the Annual Meeting, but they have no legal effect under Delaware law and, consequently, will not affect the outcome of the voting on such proposal. With regard to other proposals, abstentions may be specified and will have the same effect as votes against the subject proposal at the Annual Meeting. Broker nonvotes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) are counted for purposes of determining a quorum for the transaction of business at the Annual Meeting but are not considered as votes for purposes of determining the outcome of a vote.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Bylaws of the Company provide for the election of directors for one year terms. The holders of Common Stock and Series B Preferred Stock, voting together, will be asked to vote at the Annual Meeting for the election of six directors, each to serve until the annual meeting of stockholders to be held in 2004 and until his successor has been elected and qualified. Unless authority to vote for the election of a director is specifically withheld by appropriate designation on the face of the proxy, it is the intention of the persons named in the accompanying proxy to vote such proxy for the election of William B. Conner, Warren Delano, Kenneth I. Greenstein, Michael A. Lubin, Joseph A. Pardo, and Elizabeth H. Ruml as directors to be elected by the holders of Common Stock and Series B Preferred Stock, voting together, to serve until the 2005 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Conner, Delano, Greenstein, Lubin, and Pardo and Ms. Ruml are presently members of the Board of Directors. The proxies cannot be voted for a greater number of persons than six in respect of Proposal 1. Management has no reason to believe that the named nominees will be unable or unwilling to serve, if elected. However, in such case, it is intended that the individuals named in the accompanying proxy will vote for the election of such substituted nominees as the Board of Directors may recommend.

         Certain information concerning the nominees for election pursuant to Proposal 1 is set forth in the following table. The Board of Directors recommends that shareholders vote "FOR" the election of the named nominees.

                                                   PRINCIPAL OCCUPATION, BUSINESS
        NAME            AGE                        EXPERIENCE, AND DIRECTORSHIPS
---------------------   ---   ----------------------------------------------------------------------
William B. Conner       71    Private Investor. President and director of Conner Holding Company, a holding company for aviation companies, and Chairman of the Board of the subsidiaries thereof for more  than five years. Director of the
                              Company since 1981.

Warren Delano           53    President of the Company for more than five years. Partner of Lubin,
                              Delano & Company, an investment banking and consulting firm, for more than five years. Director of the Company since 1985.

Kenneth I. Greenstein   74    Secretary of the Company from September 1979 to April 2004.
                              Consultant since January 1998. For more than five years prior thereto, stockholder of a professional corporation that was a partner in Nixon,
                              Hargrave, Devans & Doyle LLP (now known as Nixon Peabody LLP), a law firm. Director of the Company since 1978.

Michael A. Lubin        54    Chairman of the Board of the Company for more than five years.
                              Partner of Lubin, Delano & Company, an investment banking and consulting firm, for more than five years.

Joseph A. Pardo         70    Restructuring consultant. Chairman of Phoenix Advisors, LLC since
                              July 2000. During the past five years, Mr. Pardo has served as a financial consultant to a number of public and private companies, including, as Trustee of various creditor trusts in connection with reorganizations under Chapter 11 of the federal bankruptcy code. Mr.
                              Pardo has also served as Chairman of the Board of Brothers Gourmet
                              Coffee Co. since October 2000, and Director of Weblink Wireless,
                              Inc., a wireless communications company, from March 2001 through
                              September 2002. Director of the Company since March 2002.

Elizabeth H. Ruml       51    Retired since 1999. From June 1999 through October 1999,
                              Ms. Ruml was Managing Director and Co-Head of the Group Market
                              Risk Management Function at Deutsche Bank. From March 1998
                              through June 1999, she was Managing Director and Head of the
                              Corporate Portfolio Management Group at Bankers Trust Company.
                              From May 1993 through December 1997, she was Managing Director and Chief Credit Officer at Salomon Brothers. Ms. Ruml was a
                              Director of Benjamin Moore & Company from July 2000 through
                              December 2000. Director of the Company since June 2002.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors met seven times during 2003. Each director attended at least 75% of the meetings held by the Board of Directors and all meetings held by the Committees of the Board of Directors on which such person served.

         The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The members of those committees are as follows:

  NAME OF COMMITTEE          CHAIRMAN           OTHER MEMBER(S)
----------------------   -----------------   ---------------------
Audit Committee          Joseph A. Pardo     Kenneth I. Greenstein
                                             Elizabeth H. Ruml

Compensation Committee   William B. Conner   Kenneth I. Greenstein

         The Audit Committee, which is comprised of three non-employee members of the Board of Directors, met five times during 2003. Its primary purpose is to review the financial information provided to the Company's stockholders and others, to oversee the system of internal financial controls, and to monitor the independent audit process. Its functions include recommending the independent auditors for appointment by the Board of Directors, consulting periodically with the Company's independent auditors as to the nature, scope, and results of their audit of the accounts of the Company, reviewing the Company's internal accounting controls and procedures, and such other related matters as the Audit Committee deems advisable. The Board of Directors has determined that each member of the Audit Committee is independent, as defined by the rules of the National Association of Securities Dealers ("NASD"). In addition, the Board of Directors has determined that Joseph A. Pardo is qualified to serve as the "audit committee financial expert" of the Company as defined in Item 401(h) of SEC Regulation S-K.

         The Compensation Committee, which is comprised of two non-employee members of the Board of Directors, met once during 2003. Its functions included reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administered the Company's 1986 Restricted Stock Award Plan, which expired on December 31, 2001.

         The Board of Directors does not have a standing nominating committee. The Board of Directors has determined that is appropriate not to have a nominating committee because of the relatively small size of the Company and the Board of Directors. The Board of Directors considers recommendations for director nominees from directors and members of management. The Board of Directors is also willing to consider stockholder recommendations for director nominees that are properly received in accordance with all applicable rules and regulations although no such recommendations have ever been received. The Board of Directors evaluates a prospective nominee on the basis of his or her qualifications.

         Each member of the Board of Directors receives an annual fee of $12,000. Each member of the Audit Committee receives an annual fee of $2,000. Directors receive $1,500 for each Board or Committee meeting attended in person as well as reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors receive $350 for each Board or Committee meeting attended by telephone. There are no other fees paid to directors for services rendered as members of the Board.

         The Company does not have a formal process in place for its stockholders to communicate with its Board of Directors but is receptive to communications from its stockholders, which may be made by writing to Michael A. Lubin, Chairman of the Board, Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017. For each of the past five years, the Company has scheduled a meeting of the Board of Directors immediately following the Annual Meeting and all of the directors have attended each of such Annual Meetings.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the executive officers of the Company.

       NAME                   POSITION AND OFFICES            AGE
------------------   --------------------------------------   ---
Michael A. Lubin     Chairman of the Board                     54

Warren Delano        President and Director                    53

Dennis J. Welhouse   Senior Vice President, Chief Financial    55
                     Officer, and Secretary

James R. Bower       Treasurer                                 39

         Mr. Lubin has been Chairman of the Board of the Company for more than five years. For more than five years, Mr. Lubin has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

         Mr. Delano has been President of the Company for more than five years. For more than five years, Mr. Delano has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

         Mr. Welhouse has been Senior Vice President, Chief Financial Officer, and Assistant Secretary of the Company for more than five years.

         Mr. Bower has been Treasurer of the Company since December 2000. From February 1994 through September 2000, Mr. Bower was Director of Finance of the Alan Ross Insurance Agency, Inc.

         Each of the Company's executive officers serves at the pleasure of the Board of Directors.

         CODE OF ETHICS

         The Company has adopted a Code of Ethics that applies to its co-principal executive officers and key financial and accounting personnel. The Company will furnish free of charge, upon written request to the President, Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017, a paper copy of the Code of Ethics.

                               SECURITY OWNERSHIP

         The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 8, 2004, by (i) each director and director nominee, (ii) each of the named executive officers, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock. The business address of each officer, director, or stockholder listed below is c/o Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017.

                           SHARES OF COMMON STOCK   PERCENT OF
NAME OF BENEFICIAL OWNER   BENEFICIALLY OWNED (1)   CLASS OWNED
------------------------   ----------------------   -----------
Michael A. Lubin                1,612,341 (2)           32.7%
Warren Delano                   1,393,487 (3)           28.3
William B. Conner                 314,506 (4)            6.4
Dennis J. Welhouse                 90,842 (5)            1.8
Kenneth I. Greenstein              35,636 (6)             *
Joseph A. Pardo                    36,205                 *
James R. Bower                          -                  -
Elizabeth H. Ruml                       -                  -

Directors and executive
officers as a group (8
persons)                        3,393,955 (7)           68.8

*        Less than 1 percent.

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, except as set forth in the notes to the table.

(2) Includes (a) 35,000 shares owned by each of Mr. Lubin's two minor children, with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act, (b) 50,000 shares owned by an individual retirement account of Mr. Lubin, and (c) 89,062 shares owned by a retirement benefit plan of which Mr. Lubin and Mr. Delano are both beneficiaries.

(3) Includes 110,750 shares owned by individual retirement accounts of Mr. Delano and 89,062 shares owned by a retirement benefit plan of which Mr. Delano and Mr. Lubin are both beneficiaries.

(4) Includes 238,194 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is president, a director, and majority stockholder.

(5) Includes 10,000 shares granted to Mr. Welhouse on January 28, 2000, pursuant to the Company's Restricted Stock Award Plan that are scheduled to vest during 2004 and 2005.

(6) Includes 8,170 shares owned by a retirement benefit plan of which Mr. Greenstein is the sole beneficiary.

(7) See footnotes 1 through 6, above. Total includes 89,062 shares owned by a retirement benefit plan of which Messrs. Delano and Lubin are beneficiaries that are reported in the shares beneficially owned by both Mr. Delano and Mr. Lubin.

EQUITY COMPENSATION PLAN INFORMATION

         The Company currently has no compensation plans under which it has equity securities authorized for future issuance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission
(SEC) and to furnish to the Company copies of all such filings.

         Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company has determined that William B. Conner was late in filing one Form 4 with respect to two transactions that occurred on November 24, 2003.

                             EXECUTIVE COMPENSATION

         The following table summarizes, for the Company's past three fiscal years, the compensation paid to each of the Company's co-principal executive officers and to each of the Company's other executive officers whose total annual salary and bonus exceeded $100,000.

                                                      ANNUAL           LONG-TERM
                                                   COMPENSATION      COMPENSATION
                                           -----------------------   --------------
                                                                      RESTRICTED        ALL OTHER
     NAME AND POSITION       FISCAL YEAR   SALARY($)      BONUS($)   STOCK AWARD($)   COMPENSATION($)
--------------------------   -----------   ------------   --------   --------------   ---------------
Michael A. Lubin                2003        267,550 (1)       -             -                -
  Chairman of the Board         2002        267,750 (1)       -             -                -
  (Co-Principal Executive       2001        263,500 (1)       -             -                -
  Officer)

Warren Delano                   2003        267,900 (2)          -                -                 -
  President and Director        2002        267,750 (2)          -                -                 -
  (Co-Principal Executive       2001        263,500 (2)          -                -                 -
  Officer)

Dennis J. Welhouse              2003        155,000         75,000                -         5,655 (4)
  Senior Vice President         2002        148,500              -                -         5,100 (4)
   Chief Financial Officer      2001        148,500              -                -         5,474 (4)
   and Assistant Secretary

(1) Includes (a) compensation, paid indirectly to Mr. Lubin through Lubin, Delano & Company, in the amount of $250,000 during each of 2003, 2002, and 2001, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. Lubin, Delano & Company is an investment banking and consulting firm of which Messrs. Lubin and Delano are the only partners. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(2) Includes (a) compensation, paid indirectly to Mr. Delano through Lubin, Delano & Company, in the amount of $250,000 during each of 2003, 2002, and 2001, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(3) Includes (a) Company contributions of $4,650, $4,455, and $4,471, made to Mr. Welhouse's account under the Company's 401(k) Plan in 2003, 2002, and 2001, respectively, (b) insurance premiums of $942, $477, and $477 paid by the Company in 2003, 2002, and 2001, respectively, for term life insurance owned by Mr. Welhouse, and (c) imputed interest of $63, $168, and $526 in 2003, 2002, and 2001, respectively.

         No stock options or stock appreciation rights were granted to, exercised by, or held by any of the persons named in the summary compensation table above during 2003, 2002, or 2001.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed of two non-employee members of the Company's Board of Directors. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans.

COMPENSATION PHILOSOPHY AND POLICY

         The Company's compensation program generally is designed to motivate and reward the Company's executive officers for attaining financial, operational, and strategic objectives that will contribute to the overall goal of enhancing stockholder value. The principal elements of the compensation plan include base salary and cash bonus awards.

         BASE SALARY. In determining the base pay levels for executive officers of the Company, the Compensation Committee considers the compensation paid by a group of industrial companies that are generally similar to the Company. The group of companies with which the Company compares itself for this purpose is subject to change as the companies change size or focus, merge, or are acquired. Base pay levels, prior to taking into account other factors considered by the Compensation Committee, are at the mid-range of base pay levels for such group of companies. The Compensation Committee believes that the Company's most direct competitors are private companies that do not publicly disclose information regarding executive compensation, financial condition, or operating performance. The Compensation Committee also believes that the companies with which the Company compares itself for the purpose of determining executive compensation are not necessarily included in the indices used to compare stockholder returns that are contained elsewhere in this Proxy Statement. In determining the salary component of compensation packages for executive officers, the Compensation Committee also takes into consideration the recent performance of the individual and the Company, the experience of the individual, and the scope and complexity of the position. The Compensation Committee does not assign weights to these factors and does not consider any one factor more important than another.

         INCENTIVE COMPENSATION PLAN. To provide incentives to increase profitability, the Company has an incentive compensation plan that provides for the payment of cash bonus awards to executive officers and other eligible employees of the Company. Bonus awards for eligible divisional employees are based upon the attainment of predetermined targets for earnings before interest, taxes, depreciation, and amortization (EBITDA) at each respective division. Bonus awards for executive officers and other eligible corporate employees are based upon the attainment of a predetermined consolidated EBITDA target. The Compensation Committee is responsible for the supervision of the incentive compensation plan. The Company also had a restricted stock plan that permitted it to award restricted shares of common stock to officers and key employees of the Company. In January 2000, the Compensation Committee awarded 125,000 shares of restricted common stock to key employees of the Company, which shares vest as provided in the restricted stock award plan. The restricted stock award plan expired on December 31, 2001. The Company from time to time awards cash bonuses to key employees who have provided unusual service to the Company. In 2003, Mr. Welhouse received such an award in the amount of $75,000.

         COMPENSATION OF MESSRS. DELANO AND LUBIN. Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2003, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, totaled $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated EBITDA targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2003 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2003.

         The compensation paid for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively, was agreed to after considering the responsibilities of such positions and the competitive marketplace for executive talent. The Compensation Committee believes that the compensation paid to Lubin, Delano & Company during 2003 for the combined services of Messrs. Delano and Lubin as executive officers of the Company comports with the Compensation Committee's subjective perception of the base compensation levels of chief executives employed by other industrial companies, both public and private.

                                         COMPENSATION COMMITTEE

                                         William B. Conner, Chairman
                                         Kenneth I. Greenstein, Member

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and performs the other duties and responsibilities set forth in the Audit Committee Charter. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

         (1) The Audit Committee has reviewed and discussed with the Company's management the audited financial statements.

         (2) The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Codification of Statements on Auditing Standards, AU Section 380."

         (3) The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Ernst & Young LLP the independence of that firm as the Company's auditors.

         (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         On September 12, 2000, the Board of Directors formally adopted a written charter for the Audit Committee, which sets forth the operating practices and responsibilities of the Audit Committee. The Audit Charter Committee is attached as Appendix A to this Proxy Statement. Each of the Audit Committee members is independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting, auditing, or auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

                                         AUDIT COMMITTEE

                                         Joseph A. Pardo, Chairman
                                         Kenneth I. Greenstein, Member
                                         Elizabeth H. Ruml, Member

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Company's Compensation Committee are William B. Conner and Kenneth I. Greenstein. Neither of Messrs. Conner and Greenstein has ever been an employee of the Company, and Mr. Conner, who is the Chairman of the Compensation Committee, has never been an officer of the Company. Mr. Greenstein has served as Secretary of the Company since 1979 (although he receives no compensation for acting in his capacity as such).

                             STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock, based on the market price of the Common Stock, with the yearly cumulative total return on the common stock of companies in the Standard & Poors 500 Index and the NASDAQ Composite Index.

                    COMPARISON OF FIVE-YEAR TOTAL RETURN FOR
  LEXINGTON PRECISION CORPORATION, S & P 500 INDEX, AND NASDAQ COMPOSITE INDEX

                               [COMPARISON CHART]

CHART DATA:

         Lexington Precision Corporation   S&P 500 Index   NASDAQ Composite Index
"1998"   100                               100             100
"1999"   79.17                             119.53          185.59
"2000"   52.67                             107.41          112.67
"2001"   20.67                             93.4            88.95
"2002"   35.33                             71.57           60.91
"2003"   53.33                             90.46           91.37

                             YEAR ENDED DECEMBER 31

         At December 31, 1998, 1999, 2000, 2001, 2002, and 2003, the last trade listed on the OTC Bulletin Board, provided by the National Association of Securities Dealers, was $1.50, $1.1875, $0.79, $0.31, $0.53, and $0.80 per
share, respectively. The Company believes that eleven brokerage firms currently make a market in the Company's Common Stock, although both bid and asked quotations may be limited.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Warren Delano and Michael A. Lubin beneficially own 28.3% and 32.7%, respectively, of the Common Stock of the Company.

         Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2003, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, were $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated EBITDA targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2003 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2003.

         In connection with the Company's refinancing of substantially all of its debt completed on December 18, 2003, Messrs. Delano and Lubin and their associates and affiliates exchanged 12-3/4% Senior Subordinated Notes held by them for units consisting of 12% Senior Subordinated Notes due August 1, 2009 and warrants to purchase Common Stock, and exchanged 14% Junior Subordinated Notes held by them and interest accrued thereon for 13% Junior Subordinated Notes due November 1, 2009, warrants to purchase common stock, and 103,731 shares of Common Stock. Messrs. Delano and Lubin and their affiliates and associates are holders of units consisting of $2,558,000 aggregate principal amount of the 12% Senior Subordinated Notes, and 25,580 warrants to purchase Common Stock, and of units consisting of $347,000 aggregate principal amount of the 13% Junior Subordinated Notes, and 3,467 warrants to purchase Common Stock. Each of the warrants entitles the holder to purchase one share of Common Stock at a price of $3.50 per share at any time during the period September 1, 2005, through July 31, 2009.

        PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the year ending December 31, 2004. Ernst & Young LLP has been employed by the Company as its independent auditor since the fiscal year ended May 31, 1989. Set forth below is a breakdown of the fees billed to the Company by Ernst & Young LLP for the twelve-month periods ended December 31, 2003 and 2002:

                         2003            2002
                     -------------   -------------
Audit Fees           $  199,000      $  187,020
Audit Related Fees            -             824
Tax Fees                 31,605(a)       26,850(c)
All Other Fees           52,853(b)       81,177(d)
                     ----------      ----------
                     $  283,458      $  295,871
                     ==========      ==========

(a) Assistance with the preparation of federal and state income tax returns and refund of alternative minimum taxes.

(b) Comprised of (i) review of compliance with Sarbanes-Oxley Act of 2002 ($27,780), (ii) audit of Lexington Rubber Group, Inc., a wholly-owned subsidiary of Lexington Precision Corporation ($18,173), and (iii) audit of the Lexington Precision
         Corporation Retirement & Savings Plan ($6,900).

(c) Comprised of (i) assistance with the preparation of federal and state income tax returns ($21,850) and (ii) specialized tax consulting ($5,000).

(d) Comprised of (i) audit of Lexington Rubber Group, Inc. ($43,088), (ii) assistance with specialized accounting issues, including Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," ($31,489), and (iii) audit of the Lexington Precision Corporation Retirement & Savings Plan ($6,600).

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee adopted a pre-approval policy in 2003 pursuant to which the Audit Committee pre-approves each non-audit engagement or service performed by the Company's independent auditor. Prior to pre-approving any such non-audit engagement or service, it is the Committee's practice to first gather information regarding the engagement or requested service that explains the specific engagement or service and enables the Committee to make a well-reasoned assessment of the impact of the engagement or service on the auditor's independence. In addition, the Audit Committee may authorize the executive officers of the Company to incur fees for non-audit services without the specific approval of the Committee, provided that the fees for such services do not exceed $15,000. As required by the Sarbanes-Oxley Act of 2002, the Audit Committee pre-approved all non-audit engagements for services provided by our independent auditor after May 6, 2003.

         Stockholders are asked to approve the action of the Board of Directors in appointing Ernst & Young LLP. It is intended that, unless any proxy is marked to the contrary, the shares represented by such proxy shall be voted for the ratification of such appointment. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

         The Board of Directors recommends that shareholders vote "FOR" such ratification.

                              STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the next annual meeting (to be held in 2005) must be received by the Secretary of the Company on or before December 1, 2004, in order to be included in the proxy statement and the proxy for that meeting. Proposals should be directed to the Secretary, Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017, and must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                                  OTHER MATTERS

         Management does not know of any other matters that are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which includes financial statements and related data, accompanies this Proxy Statement.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Audit Committee Report," "Compensation Committee Report on Executive Compensation," and "Stock Price Performance" will not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                         By Order of the Board of Directors,

                                         Dennis J. Welhouse
                                         Secretary

Dated: April 20, 2004
       New York, New York

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

1. THE COMMITTEE. The Audit Committee is a committee of the Board of Directors of Lexington Precision Corporation.

2. PURPOSE. The primary purpose of the Audit Committee is to review the financial information that will be provided to the stockholders and others, to oversee the system of internal financial controls, and to monitor the independent audit process.

3. MEMBERSHIP. The membership of the Audit Committee will consist of at least two independent members of the Board of Directors as defined in Rule 4200 (a) of the National Association of Securities Dealers' listing standards. The members of the Audit Committee and its chairman will be selected by the full Board of Directors.

4. COMMUNICATION. The Audit Committee is expected to facilitate communication between and among, the independent auditors, the management of the Company, and the Board of Directors.

5. QUALIFICATIONS OF MEMBERS. Each member of the Audit Committee will be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee will have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

6. MEETINGS. Members of the Audit Committee may participate in meetings by teleconference at which all participants can be heard at all times. The Audit Committee may ask members of management or others to attend Audit Committee meetings and provide pertinent information as necessary.

7. REPORTING. The Audit Committee will report on its activities to the Board of Directors and will make recommendations to the Board of Directors. The Audit Committee will submit a written report, to be included in the Company's proxy statement.

8. SELECTION OF INDEPENDENT AUDITORS. The Audit Committee will recommend to the Board of Directors the independent auditors to be nominated, approve the fees of the independent auditors, and review and approve the work of the independent auditors. The independent auditors will have ultimate accountability to the Company's Board of Directors. If appropriate, the Audit Committee will recommend to the Board of Directors the replacement of the independent auditors.

9. CONFIRMATION OF INDEPENDENCE OF AUDITORS. The Audit Committee will confirm and assure the independence of the independent auditors, including a review of management consulting services provided by the independent auditors and related fees. The Audit Committee will cause the independent auditors to deliver, at least annually, a written statement delineating all relationships between the independent auditors and the Company. The Audit Committee will require that the statement satisfy applicable legal, regulatory, stock exchange, and accounting and auditing statements and requirements, including Independence Standards Board Standard No. 1. The Audit Committee will engage actively in communications with the independent auditors about any disclosed relationships or services that may affect the independent auditors' objectivity and independence, and will take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditors.

10. SCOPE OF AUDIT. The Audit Committee will, in consultation with the independent auditors, consider the audit scope and plan of the independent auditors and coordinate with the independent auditors an audit effort to assure adequate coverage, reduction of redundant efforts, and the effective use of audit resources. The Audit Committee will consider and review with management and the independent auditors any difficulties encountered in the course of the independent auditors' audits, including any restrictions on the scope of the independent auditors' work or access to required information, and any changes required in the planned scope of their audit plan.

11. ANNUAL FINANCIALS. The Audit Committee will review with management and the independent auditors, at the completion of the annual audit, the Company's annual financial statements and related footnotes, the independent auditors' audit of the financial statements and their report thereon, their letter to management, any significant changes required in the independent auditors' audit plan, any difficulties or disputes with management encountered during the course of the audit, and any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

12. QUARTERLY FINANCIALS. The Audit Committee will ensure that the independent auditors shall have conducted, in compliance with applicable law, regulations of the Securities and Exchange Commission, stock exchange rules, and applicable professional standards and procedures, a pre-filing review of the Company's quarterly financial statements included in the Company's quarterly reports on Form 10-Q.

13. REVIEW OF OTHER MATTERS. The Audit Committee will review with the independent auditors any matters that the independent auditors believe they are required to report to the Board of Directors pursuant to the Private Securities Litigation Reform Act of 1995. Furthermore, the Audit Committee will investigate any such matters and advise the Board of Directors of appropriate remedial action to be undertaken and thereafter confirm the completion of any such action. The Audit Committee will also discuss with the independent auditors any matters that are required to be discussed pursuant to "Statement on Auditing Standards No. 61."

14. INTERNAL CONTROLS. The Audit Committee will review with the independent auditors the adequacy of the Company's internal controls and procedures, including computerized information system controls and security, as well as any related significant findings and recommendations of the independent auditors together with management's responses thereto. Each year, the Audit Committee will review with management and the independent auditors the company's internal auditing activities and any auditing services performed by the independent auditors.

15. ANALYSIS OF RISK. The Audit Committee will inquire of management and the independent auditors about significant risks or exposures to which the Company is exposed and assess the steps management has taken to minimize such risks to the Company.

16. IMPACT OF LAWS AND REGULATIONS. The Audit Committee will review, at its regular meetings, any legal and regulatory matters that may have a material impact on the financial statements.

17. REVIEW OF OFFICERS' EXPENSES. If requested by the Board of Directors, the Audit Committee will review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets.

18. INVESTIGATIVE POWER. The Audit Committee will have the power to conduct or authorize reviews and investigations when carrying out its responsibilities. Investigations relating to the Company's financial reporting and internal control, and audit processes may also be undertaken to ensure compliance by the Company with applicable state and federal laws, regulations of the Securities and Exchange Commission, rules of the National Association of Securities Dealers and any stock market exchange on which the Company's stock trades. The Audit Committee will have unrestricted access to the Company's personnel and documents and will be given the resources reasonably required to fulfill its responsibilities.

19. REVIEW OF CHARTER. The Audit Committee will review and reassess its charter at least annually and obtain the approval of the Board of Directors for any changes to the charter. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

September 20, 2000

PROXY - LEXINGTON PRECISION CORPORATION

767 THIRD AVENUE, NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 18, 2004

The undersigned hereby appoints as Proxies, each of WARREN DELANO and DENNIS J. WELHOUSE, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Lexington Precision Corporation held of record by the undersigned on April 8, 2004, at the Annual Meeting of Stockholders to be held on May 18, 2004, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THIS CARD, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

                                  000000 0000000000 0 0000
LEXINGTON PRECISION CORPORATION
                                  000000000.000 ext
                                  000000000.000 ext
                                  000000000.000 ext
MR A SAMPLE                       000000000.000 ext
DESIGNATION (IF ANY)              000000000.000 ext
ADD 1                             000000000.000 ext
ADD 2                             000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6                             C 1234567890  J N T
[BAR CODE]                        [BAR CODE]

                                  [_] Mark this box with an X if you have made
                                      changes to your name or address details
                                      above.

ANNUAL MEETING PROXY CARD

A ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                            FOR WITHHOLD                          FOR WITHHOLD
01 - William B. Conner      [_]   [_]     04 - Michael A. Lubin   [_]   [_]

                            FOR WITHHOLD                          FOR WITHHOLD
02 - Warren Delano          [_]   [_]     05 - Joseph A. Pardo    [_]   [_]

                            FOR WITHHOLD                          FOR WITHHOLD
03 - Kenneth I. Greenstein  [_]   [_]     06 - Elizabeth H. Ruml  [_]   [_]

B ISSUES

The Board of Directors recommends a vote FOR the following proposal.

2. Ratify the appointment of Ernst & Young LLP   FOR AGAINST ABSTAIN
   as the Company's independent auditors.        [_]   [_]     [_]

3. Proxies may vote on such other matters as may properly come before the meeting and any adjournments thereof.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within box   Date (mm/dd/yyyy)
[________________________________________________]   [____________________________________________]   [_][ ]/[_][_]/[_][_][_][_]